Exhibit 4.1

                      Subject to Restrictions. See Reverse.

                      Incorporated under the laws of Nevada

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        | NO. |                                               | Shares |
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                         NORTHEAST MORTGAGE CORPORATION
                                  Common Stock


  THIS CERTIFIES THAT                                      is the owner of
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          Shares of the Capital Stock of Magical Marketing, fully paid and non-assessable, transferable only upon the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

   IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed



                                     (SEAL)




              --------------------------- -------------------------
                        President                  Secretary

                                    par value
                                      $.001


PURSUANT TO NEVADA CORPORATE CODE, THE CORPORATION SHALL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE.

                                -----------------

                                   CERTIFICATE
                                       FOR
                                 _______ SHARES
                                     OF THE
                          CAPITAL STOCK OF ___________
                         ISSUED TO ____________________
                                DATE_____________

                                -----------------


NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION, ENLARGEMENT, OR ANY CHANGE WHATEVER.

        For Value Received, ____, hereby sell, assign, and transfer unto

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  ______ Shares of the Capital Stock represented by the within Certificate, and to hereby irrevocably constitute and appoint
__________________________________________________ Attorney to transfer the said

 Stock on the books of the within named Company with full power of substitution in the premises.

                           Dated_____________________

                         In presence of ________________